Ex-7d
                                AMENDMENT NO. 16
                                     to the

                   VARIABLE ANNUITY GMIB REINSURANCE AGREEMENT

                            EFFECTIVE JANUARY 1, 2002

                                     Between

                     JACKSON NATIONAL LIFE INSURANCE COMPANY
                               ("CEDING COMPANY")

                                       and

                        ACE TEMPEST LIFE REINSURANCE LTD.
                                  ("REINSURER")


Effective April 6, 2009, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that the Agreement will be amended to include new investment funds and show fund mergers. To effect these changes, the following provision of this Agreement is hereby amended:

o Schedule B-2, SUBACCOUNTS SUBJECT TO THIS REINSURANCE AGREEMENT, Amendment #15, is hereby replaced by the attached Schedule B-2.






Jackson National Life Insurance Company      ACE Tempest Life Reinsurance Ltd.


By  ____Lisa C. Drake____________            By  ___Huan Tseng________________

Name___Lisa C. Drake___________              Name__Huan Tseng_______________

Title  _SVP & Chief Actuary_______           Title  _SVP & Chief Pricing Officer

Date __3/20/09__________________             Date___3/17/09___________________

                                                   SCHEDULE B-2

                                 Subaccounts Subject to this Reinsurance Agreement

------------------------------------------ -------------------------------------------------------------------- --------------------
FUND NAME                                  COMMENT                                                              PRODUCT AVAILABILITY
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/AIM International Growth Fund          Named  changed  from  JNL/Putnam  International  Equity Fund         All
                                           effective 5/2/05 and from JNL/JPM  International Equity Fund effective 12/3/2007
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/AIM Large Cap Growth Fund              2/18/2004 merged with JNL/AIM Premier Equity II Fund                 All
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/AIM Global Real Estate Fund            New 5/2/05, Name changed from JNL/AIM Real Estate Fund effective     All
                                           10/6/2008
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/AIM Small Cap Growth Fund                                                                                   All
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/Capital Guardian Global Balanced Fund  Subadvisor changed from Janus on 2/18/04.  Name changed from         All
                                           JNL/FMR  Balanced Fund  effective  4/30/2007 and from JNL/FI
                                           Balanced Fund effective 12/3/2007.
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/Capital Guardian Global Diversified    Formerly  JNL/Janus  Global Equities Fund. Name changed from         All
Research Fund                              JNL/Select Global Growth Fund effective 12/3/2007.
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/Capital Guardian International         New 12/3/2007                                                        All
Small Cap Fund
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/Capital Guardian U.S. Growth           Formerly JNL/Janus Aggressive Growth Fund. Name changed from         All
Equity Fund                                JNL/Select Large Cap Growth Fund effective 12/3/2007.
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/Credit Suisse Global Natural           New 1/16/2007                                                        All
Resources
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/Credit Suisse Long/Short               New 1/16/2007                                                        All
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/Eagle Core Equity Fund                                                                                      All
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/Eagle Small Cap Equity Fund                                                                                 All
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/Franklin Templeton Founding Strategy   New 1/16/2007                                                        All
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/Franklin Templeton Global Growth       New 1/16/2007                                                        All
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/Franklin Templeton Income Fund         New 5/1/2006                                                         All
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/Franklin Templeton Mutual Shares       New 1/16/2007                                                        All
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/Franklin Templeton Small Cap           New 5/2/05                                                           All
Value Fund
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/ Goldman Sachs Core Plus Bond Fund     Formerly JNL/Salomon Brothers Global Bond Fund. Name changed from    All
                                           JNL/Salomon Brothers Strategic Bond Fund effective 5/1/2006, from
                                           JNL/Western Strategic Bond Fund effective 1/16/2007, and from
                                           JNL/Western Asset Strategic Bond Fund effective 4/30/2007.
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/Goldman Sachs Emerging Markets         New 10/6/2008                                                        All
Debt Fund
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/Goldman Sachs Mid Cap Value Fund       New 5/2/05                                                           All
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/Goldman Sachs Short Duration Bond Fund New 5/1/2006                                                         All
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL Institutional Alt 20 Fund              New 4/6/2009                                                         All
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL Institutional Alt 35 Fund              New 4/6/2009                                                         All
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL Institutional Alt 50 Fund              New 4/6/2009                                                         All
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL Institutional Alt 65 Fund              New 4/6/2009                                                         All
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/JPMorgan International Value Fund                                                                           All
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
 JNL/JPMorgan Mid Cap Growth Fund          Subadvisor changed from Janus on 2/18/04.  Name changed from         All
                                           JNL/FMR Capital Growth Fund effective 5/1/2006, from JNL/FMR
                                           Mid-Cap  Equity  Fund  effective  4/30/2007  and from JNL/FI
                                           Mid-Cap   Equity  Fund   effective   12/3/2007.   Also,  the
                                           JNL/Putnam   Midcap   Growth  Fund  merged  with  this  fund
                                           effective 12/3/2007.
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/JPMorgan U.S. Government & Quality     Name changed from JNL/Salomon  Brothers U.S. Govt. & Quality         All
Bond Fund                                  Bond Fund effective 5/1/2006,  from JNL/Western U.S. Govt. &
                                           Quality Bond Fund effective 1/16/2007,  and from JNL/Western
                                           Asset U.S. Govt. & Quality Bond Fund effective 4/30/2007.
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/Lazard Emerging Markets Fund           New 5/1/2006                                                         All
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/Lazard Mid Cap Equity Fund             Name changed from JNL/Lazard Mid Cap Value Fund effective 3/31/2008  All
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/M&G Global Basics Fund                 New 10/6/2008                                                        All
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/M&G Global Leaders Fund                New 10/6/2008                                                        All
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/ Mellon Capital Management 10 x 10     New 4/30/2007                                                        All
Fund
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/ Mellon Capital Management 25 Fund     Subadvisor changed from Curian effective 2/18/04                     All
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/Mellon Capital Management Bond                                                                              All
Index Fund
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/ Mellon Capital Management             Subadvisor changed from Curian effective 2/18/04                     All
Communications Sector Fund
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/ Mellon Capital Management Consumer    Subadvisor changed from Curian effective 2/18/04                     All
Brands Sector Fund
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/ Mellon Capital Management Oil &       Subadvisor  changed  from  Curian  effective  2/18/04.  Name         All
Gas Sector Fund                            changed from  JNL/Mellon  Capital  Management  Energy Sector
                                           Fund on 5/2/05
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/Mellon Capital Management              New 10/6/2008                                                        All
European 30 Fund
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/ Mellon Capital Management             Subadvisor changed from Curian effective 2/18/04                     All
Financial Sector Fund
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/ Mellon Capital Management                                                                                  All
Global 15 Fund
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/Mellon Capital Management                                                                                   All
International Index Fund
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/Mellon Capital Management Index 5 Fund New 4/30/2007                                                        All
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/ Mellon Capital Management JNL 5 Fund  Effective 10/4/04                                                    All
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/Mellon Capital Management              New 5/1/2006                                                         All
JNL Optimized 5 Fund
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/ Mellon Capital Management             Subadvisor  changed  from  Curian  effective  2/18/04.  Name         All
Healthcare Sector Fund                     changed     from     JNL/Mellon      Capital      Management
                                           Pharmaceutical/Healthcare Sector Fund on 5/2/05
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/ Mellon Capital Management NYSE(R)     New 4/30/2007                                                        All
International 25 Fund
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/Mellon Capital Management              New 10/6/2008                                                        All
Pacific Rim 30 Fund

------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/ Mellon Capital Management S&P (R)     New 4/30/2007                                                        All
SMid 60 Fund
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/Mellon Capital Management              New 5/1/2006                                                         All
S&P (R) 24 Fund
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/Mellon Capital Management              Subadvisor  was Curian  between  12/15/03  and  2/18/04  and         All
S&P 400 Mid Cap Index Fund                 Mellon Capital Management prior to 12/15/03
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/Mellon Capital Management              Subadvisor  was Curian  between  12/15/03  and  2/18/04  and         All
S&P 500 Index Fund                         Mellon  Capital  Management  prior  to  12/15/03;  Effective
                                           4/6/2009, the JNL/Mellon Capital Management Enhanced S&P 500
                                           Stock Index Fund was merged into this fund.
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/ Mellon Capital Management Select      Subadvisor changed from Curian effective 2/18/04                     All
Small-Cap Fund
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/Mellon Capital Management              Subadvisor  was Curian  between  12/15/03  and  2/18/04  and         All
Small Cap Index Fund                       Mellon  Capital  Management  prior  to  12/15/03;  Effective
                                           4/6/2009,  the  JNL/Lazard  Small Cap Equity Fund was merged into this fund.
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/ Mellon Capital Management             Subadvisor changed from Curian effective 2/18/04                     All
Technology Sector Fund
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/Mellon Capital Management              New 1/17/2006                                                        All
Dow SM Dividend
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/ Mellon Capital Management             Name changed from JNL/Mellon  Capital  Management The Dow 10         All
Dowsm 10 Fund                              effective 1/17/2006
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/ Mellon Capital Management             Name changed from JNL/Mellon  Capital  Management The S&P 10         All
S&P(R) 10 Fund                             effective 1/17/2006
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/ Mellon Capital Management VIP Fund    Effective 10/4/2004                                                  All
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/Mellon Capital Mgmt                    Effective 10/4/2004.  Name changed from JNL/Mellon Capital           All
Nasdaq(R) 25 Fund                          Management Nasdaq(R) 15 Fund effective 12/3/2007
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
 JNL/Mellon Capital Mgmt Value             Effective  10/4/2004.  Name changed from JNL/Mellon  Capital         All
Line(R) 30 Fund                            Management Value Line(R) 25 Fund effective 12/3/2007
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/Oppenheimer Global Growth Fund                                                                              All
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/PAM Asia ex-Japan Fund                 New 3/31/2008                                                        All
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/PAM China-India Fund                   New 3/31/2008                                                        All
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/PIMCO Real Return                      New 1/16/2007                                                        All
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/PIMCO Total Return Bond Fund                                                                                All
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
 JNL/PPM America Core Equity Fund          Name changed from JNL/Putnam Equity Fund effective 12/3/2007         All
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/PPM America High Yield Bond Fund       Effective 10/4/04.  JNL/PPM America High Yield Bond Fund was         All
                                           merged into this on 10/4/04.  Name changed from  JNL/Salomon
                                           Brothers  High  Yield  Bond Fund  effective  5/1/2006,  from
                                           JNL/Western  High Yield Bond Fund  effective  1/16/2007  and from  JNL/Western  Asset  High  Yield  Bond  Fund  effective
                                           4/30/2007.
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/PPM America Mid-Cap Value Fund         New 3/31/2008                                                        All
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/PPM America Small Cap Value Fund       New 3/31/2008                                                        All

------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/PPM America Value Equity               Name changed from JNL/Putnam Value Equity Fund effective 1/16/2007   All
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/Red Rocks Listed Private Equity Fund   New 10/6/2008                                                        All
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/S&P Disciplined Moderate               New 1/16/2007                                                        All but Fifth Third
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/S&P Disciplined Moderate Growth        New 1/16/2007                                                        All but Fifth Third
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/S&P Disciplined Growth                 New 1/16/2007                                                        All but Fifth Third
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/S&P  Managed Growth Fund               Prior to 10/4/04 named JNL/S&P Moderate Growth Fund I. On 10/4/04    All
                                           merged with JNL/S&P Core Index 100 Fund
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/S&P Managed Aggressive Growth Fund     Prior to 10/4/04 named JNL/S&P Aggressive Growth Fund I. On 10/4/04  All merged with JNL/S&P Equity Growth Fund I, JNL/S&P Equity Aggressive
                                           Growth Fund I,  JNL/S&P Very Aggressive Growth Fund I, JNL/S&P Core
                                           Index 50 Fund, and JNL/S&P Core Index 75 Fund
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/S&P Managed Conservative Fund          Effective 10/4/04                                                    All
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/S&P Managed Moderate Fund              Effective 10/4/04                                                    All
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/S&P Managed Moderate Growth Fund       Prior to 10/4/04 named JNL/S&P Conservative Growth Fund I            All
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/S&P Retirement Income                  New 1/17/2006                                                        All but Fifth Third
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/S&P Retirement 2015                    New 1/17/2006                                                        All but Fifth Third
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/S&P Retirement 2020                    New 1/17/2006                                                        All but Fifth Third
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/S&P Retirement 2025                    New 1/17/2006                                                        All but Fifth Third
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/S&P Competitive Advantage Fund         New 12/3/2007                                                        All
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/S&P Dividend Income & Growth Fund      New 12/3/2007                                                        All
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/S&P Intrinsic Value Fund               New 12/3/2007                                                        All
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/S&P Total Yield Fund                   New 12/3/2007                                                        All
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/S&P 4 Fund                             New 12/3/2007                                                        All
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/Select Balanced Fund                   Prior to 10/4/04 named JNL/PPM America Balanced Fund                 All
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/Select Money Market Fund               Prior to 10/4/04 named JNL/PPM America Money Market Fund             All
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/Select Value Fund                      Prior to 10/4/04 named PPM JNL/PPM America Value Fund                All

------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/T. Rowe Price Established Growth Fund  JNL/Alliance Capital Growth Fund was merged with this fund 5/2/05.   All
                                           JNL/Alger Growth Fund and JNL/Oppenheimer Growth Fund were merged with this fund on 4/30/2007.
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/T. Rowe Price Mid-Cap Growth Fund All
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL/T. Rowe Price Value Fund All
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
Fifth Third Balanced VIP Fund              Fund no longer available for new investments effective 8/13/2007 and Fifth Third Only was liquidated effective 10/12/2007
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
Fifth Third Disciplined Value VIP Fund     Fund no longer available for new investments effective 8/13/2007 and Fifth Third Only was liquidated effective 10/12/2007
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
Fifth Third Mid Cap VIP Fund               Fund no longer available for new investments effective 8/13/2007 and Fifth Third Only was liquidated effective 10/12/2007
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
Fifth Third Quality Growth VIP Fund        Fund no longer available for new investments effective 8/13/2007 and Fifth Third Only was liquidated effective 10/12/2007
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------

------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
JNL GENERAL ACCOUNT
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
Guaranteed Five Year Fixed                                                                                      All but Focus
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
12 Month DCA                                                                                                    All
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
6 Month DCA                                                                                                     All
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
Guaranteed One Year Fixed                                                                                       All
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
Guaranteed Seven Year Fixed                                                                                     All but Focus
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
Guaranteed Three Year Fixed                                                                                     All
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------
S&P 500 Composite Stock Price Index -      Only available prior to 10/4/04                                      Perspective II and
9 Year Period                                                                                                   Fifth Third
------------------------------------------ -------------------------------------------------------------------- --------------------
------------------------------------------ -------------------------------------------------------------------- --------------------







JNL ACE 2002 TREATY SCHEDULE B-2 AMENDMENT # 16